As filed with the Securities and Exchange Commission on April 25, 2013

File No. 033-19605

File No. 811-03542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☒ Post-Effective Amendment No. 30

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 24

MML Bay State Variable Life Separate Account I

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2013, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy*

Issued by MML Bay State Life Insurance Company

MML Bay State Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (the policy) issued by MML Bay State Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, MML Bay State Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. MML Bay State no longer offers this policy for sale. Owners may, however, continue to make premium payments under existing policies.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2013. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2013

*	Title may vary in some jurisdictions.

MML Bay State Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies.

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Global Fund/VA (Non-Service)1

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

1	Formerly known as Oppenheimer Global Securities Fund/VA.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	20
Administrative Office	1
attained age	29
cash surrender value	26
division	5, 17
free look	5, 11
general investment account	17
good order	10
grace period	21
in force	5
initial selected face amount	11
insurance risk	9
issue date	15
modified endowment contract (MEC)	6, 38
monthly calculation date	34
net investment experience	20
net premium	14
planned premium	13
policy date	15
policy debt	21
policy debt limit	27
register date	15
selected face amount	11
valuation date	10
7-pay test	39

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is “in force”, which means the policy has not terminated, the current selected face amount typically will be paid as a death benefit to the beneficiary when the insured dies.
Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look). You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.
Variable Investment Choices	The policy offers a choice of seven investment divisions within its Separate Account. Each “division” invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

•   change the owner or beneficiary;

•   change your investment selections.

Transfers	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus.
Surrenders and Withdrawals	You may surrender your policy and we will pay you its cash surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

•   Withdrawals were not available during the first six months of the first policy year.

•   A withdrawal reduces the policy values and may reduce the face amount of the policy.

•   A withdrawal may have adverse tax consequences.

•   We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

•   The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•   The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

•   The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

•   Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

•   We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)	7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)
Surrender Charges[1,2,3]	When you surrender the policy for its net surrender value.

Coverage Years 1-15

Administrative Surrender Charge

•  Year 1: $5 per $1000 of selected face amount

•  Year 2-10: grades to $0 per $1000 of selected face amount

•  Year 11+: $0.00

Plus

Sales Load Surrender Charge

•  Years 1-10: 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band

•  Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

same as current
Surrender charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[1,2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 25% of premium paid	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 25% of premium paid

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of: $25 per withdrawal or 2% of the amount withdrawn	The lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider[5]	When you elect an accelerated death benefit.	$150 – $250	$250

1	For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond.
The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.

4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

5	The fee we deduct may vary by state, but will not exceed $250.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Mortality charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.05669 – $26.19054	• $83.33 per $1000 of Insurance Risk
Mortality charge for a 35-year-old male, non-smoker.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.13178 per $1000 of Insurance Risk	• $0.14096 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years Tax Qualified policies and policies issued under our simplified underwriting: • $5.25 per policy All other policies: • $4 per policy	All Policy Years • $8 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	same as current
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations.[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.014 – $83.33	• $83.33 per $1000 of Insurance Risk
Loan Interest Rate Expense Charge[4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 0.90% of loaned amount	All Policy Years • 2.00% of loaned amount

Riders	When Rider Charge Is Deducted	Current Amount Deducted	Maximum Amount Deducted
Accidental Death Benefit[5] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.06591 – $0.12929	same as current
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[2,5]	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount	• $0.06591 per $1000 of rider face amount
Insurability Protection[6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.043 – $0.179	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[2,6]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount	• $0.154 per $1000 of rider face amount

Riders	When Rider Charge Is Deducted	Current Amount Deducted	Maximum Amount Deducted
Waiver of Monthly Charges[7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.036 – $0.349	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[2,7]	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction	• $0.058 per $1 of Monthly Deduction

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216. The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	The rates shown for the “representative insured” are first year rates only.

3	The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.

4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

5	The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.

6	The rates for the Insurability Protection Rider vary by the insured’s issue age.

7	The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age. The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge and (c) any applicable rider charges.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2012 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.34%	0.85%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

General Overview

The policy is a life insurance contract between you (the owner) and MML Bay State. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” and “Other Policy Rights and Limitations”. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the subsection “Sales to Third Parties” under the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.
•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s “selected face amount”. The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Massachusetts and Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within 10 calendar days after you received it, or 10 calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also have cancelled increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the sum of:

1.	any premium paid for the policy; plus
2.	any interest credited to the policy under the GPA; plus or minus
3.	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period, which generally provides that the insurance company cannot void the contract after it has been in force for two years because of misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the “free look” period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	premium frequency,
•	policy charges, and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial selected face amount,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep policy in force, it must have sufficient account value. See “Grace Period and Termination”. We will send a notice of any premium needed to prevent termination of this policy; however, regular billing notices for planned premiums will be sent only while the policy is in full force.

To change the amount and frequency of planned premiums, you must submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June, you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement”.

Subsequent Premium Payments

If mailing a subsequent premium payment, you must send it to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

Premium payments for VLP policies issued in all jurisdictions, except New York, must be sent to the appropriate address:

Regular Mail:

MML Bay State VL Plus

PO Box 75302

Chicago, IL 60675-5302

Overnight Mail:

MML Bay State VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75302

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If you do not specify a date, we will select a date and provide notice 10 days in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments.

We reserve the right to return any premium payment under $10.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (MEC), we will refund that portion of the premium payment that causes the policy to become a MEC. No interest or investment performance will be earned under the contract on the portion of the payment that is refunded to you.

When we mail the refund, we will give you the option to accept your policy as a MEC. If you want to accept the policy as a MEC, you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section of this prospectus.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:

a.	an amount equal to $100 plus double the annual minimum annual premium for the policy; or
b.	the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the schedule page for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our Web site, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:

a.	the policy date;
b.	the day we received your completed Part 1 of the application for the policy, or
c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply the premium payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities law and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the MML Bay State Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on June 9, 1982, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MML Bay State has claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account and, therefore, is not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, Statement of Additional Information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML Money Market Fund[1] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Balanced
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Large-Cap Value
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
Large-Cap Blend
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
Small/Mid-Cap Growth
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the funds’ expenses because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Customer Service Center at the number shown on page 1 of this prospectus.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Assets of our general investment account may be used to pay any of our liabilities.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly charge date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a.	4%, or
b.	The policy loan rate less the maximum loan interest rate expense charge.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its “account value.” The account value has two components:

1.	The variable account value, and
2.	The fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	The annual loan interest rate minus the current loan interest rate expense charge; or
•	4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the GPA.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	The current interest rate we declare; or
•	The guaranteed interest rate of 4%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly charge date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Grace Period and Termination

The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. We refer to all outstanding loans plus accrued interest as “policy debt”. Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We reserve the right to suspend telephone, website, and/or fax privileges at any time.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the fixed account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Withdrawals

On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal and do not indicate which funds to withdraw the value from, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Tax Considerations” section.

Example:

Assume prior to the withdrawal the policy has a face amount of $50,000 and an account value of $20,000. If you make a withdrawal of $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $4,975.

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the “Death Benefit” section.) See Appendix A for examples of the impact of withdrawals on the selected face amount.

We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;
(2)	we calculate 90% of the amount determined in (1) above and
(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the investment divisions and/or the guaranteed principal account, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. Please refer to “Other Policy Rights and Limitations” for more information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

a.	4%, or
b.	The policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate.

On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the separate account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. However, your ability to transfer funds from the GPA is limited to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding any policy debt, at the time of the transfer.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the end of a valuation date, your loan repayment is effective as of the next valuation date.

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until you have repaid all loan amounts originally deducted from that account. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. Any loan repayment that is in excess of the outstanding loan will be applied as a premium and allocated according to your current premium allocation instructions after deduction of the premium expense charge.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The Death Benefit is the greater of:

•	the Selected Face Amount on the date of death; or
•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

You should note that the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. The minimum face amount for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the selected face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:

•	gender,
•	attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.), and
•	risk classification.

See Appendix B for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force with the requested change in selected face amount, a premium payment may be required.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amount

To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in selected face amount may not be:

•	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used),
•	made after the anniversary of your policy’s issue date nearest the insured’s 82nd birthday,
•	within six months of the Policy Date, or
•	within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Decreases in Selected Face Amount

You may decrease the selected face amount any time after the first policy year. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

A decrease will reduce the selected face amount in the following order:

(1)	the face amount of the most recent increase; then
(2)	the face amounts of the next most recent increases successively; and last
(3)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (at our Administrative Office) the written request for the decrease. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s selected face amount may have adverse tax consequences.

We reserve the right to terminate the option to decrease the selected face amount.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay the payment of the death benefit during periods when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a one-time fee when you exercise the rider.

Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250.

Accidental Death Benefit Rider – This Rider Is No Longer Issued

This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Waiver of Monthly Charges Rider

This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Insurability Protection Rider – This Rider Is No Longer Issued

This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Withdrawal Fee

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. (We will deduct the withdrawal fee from the amount withdrawn.) This fee is guaranteed not to increase for the duration of the policy. This fee reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and
•	the first 15 years after each increase in selected face amount.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date. We do not, however, deduct these monthly charges after the insured’s attained age 99.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current mortality charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

How the Mortality Charge is Calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year, and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of death benefit that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum face amount is in effect, and then (ii) assuming the minimum face amount is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans, and
•	changes to the selected face amount.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

And the current rate for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

•	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
•	The insured was an employee at any time during the 12-month period before his or her death;
•	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
•	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under proposed regulations issued in 2012, this definition includes the taxable portion of an annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Taxpayers may rely on the proposed regulations for purposes of compliance with the tax until the effective date of final regulations. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product

Federal securities law requires a registered representative to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we will add interest at an annual rate of 3%.

Delay of Payment of Proceeds from the Separate Account

We may delay payment of the cash surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists, and
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Charges

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create separate accounts and new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any divisions with one or more different separate accounts or divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow other entities to use our name or part of it, but we may also withdraw this right.

We will not eliminate or combine existing divisions of the Separate Account, or substitute any funds in which the divisions invest without any necessary prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes. We also will notify you when we add or remove funds as investment choices under the policy. New or substitute funds may have different fees and expenses.

Distribution

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the policy. Pursuant to an underwriting agreement with the Company and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.

MMLIS is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the policies.

Commissions and Allowances Paid to MMLIS

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured.

We also pay expense allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLIS or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect the Company’s operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability

Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account

Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “Investment Choices – The Separate Account.”

Obligations of Our General Investment Account

Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting the MassMutual Customer Service Center at the number or address on page 1 of this prospectus.

Appendix A

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new selected face amount is the current selected face amount minus the maximum of:

•

the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy specifications page) minus the new account value or

•	0.

Example 1

Assume the following:

•	Selected Face Amount – $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $5,000

($100,000 / 2.5) – ($50,000—$5,000) = $40,000 –  45,000 = -$5,000

0 > -$5,000; therefore, the new selected face amount remains at $100,000.

Example 2

Assume the following:

•	Selected Face Amount = $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $20,000

($100,000 / 2.5) – ($50,000—$20,000) = $40,000 –  $30,000 = $10,000

$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

Appendix B

Hypothetical Examples of the Impact of the Minimum Face Amount

Example 1

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example 2:

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-03542

Securities Act file number: 033-19605

Class (Contract) Identifier: C000030141

STATEMENT OF ADDITIONAL INFORMATION

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2013

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2013, for the Variable Life Plus (VLP) policy. The VLP policy and its prospectus may be referred to in this SAI.

For a copy of the VLP prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	9
• The Separate Account	2	17

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3	31

Underwriters	5	43
• Commissions	5
• Allowances/Overrides	6

Additional Information	6
• Underwriting Procedures	6
• Increases in Selected Face Amount	7	29

Performance Data	7

Experts	8

Financial Statements	8
• The Registrant	8
• The Depositor	8

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1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State, a Connecticut corporation that was originally incorporated on April 1, 1935, is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The Separate Account

The Company’s Board of Directors established the Separate Account (MML Bay State Variable Life Separate Account I) on June 9, 1982, as a separate investment account of MML Bay State. It was established in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, including the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION
OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing:

•	the account value at the beginning of the previous policy year,

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Statement of Additional Information

2

•	all premiums paid since that time,

•	all additions to and deductions from the account value during the year, and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the policy value (or account value less surrender charge); and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

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Statement of Additional Information

3

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date: (1) an accelerated benefit payment is made, or (2) the policy terminates for any reason, or (3) the policy is changed to a different policy on which the rider is not available.

Accidental Death Benefit Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred: (1) as a direct result of an accidental bodily injury independent of all other causes, and (2) within 180 days after the injury was received, and (3) while the policy and rider were in force, and (4) on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from: (1) suicide, (2) war, (3) military service, (4) aviation travel as a pilot, crew member, or while giving or receiving training, (5) natural causes, (6) drugs, (7) any injury received while committing a felony. These exclusions are more fully explained in the rider.

The rider terminates automatically: (1) on the expiration date of the rider, (2) upon termination of the policy for any reason, or (3) at the end of the 61 day grace period provided by the policy.

Waiver of Monthly Charges Rider. This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end: (1) once the insured is no longer totally disabled, or (2) if satisfactory proof of continued disability is not provided to us as required, or (3) if the insured refuses or fails to have an examination we require, or (4) the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.

Insurability Protection Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born.

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

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The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule page, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

UNDERWRITERS

Pursuant to an underwriting agreement with MassMutual and the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by its registered representatives.

MMLIS, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the policies.

During the past three years, MMLIS was paid the compensation amounts shown below.

Year	MMLIS
2012	$476,434
2011	$447,144
2010	$689,616

This number does not include allowances or bonuses.

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and his firm. We are not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

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Statement of Additional Information

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The maximum commission percentages MassMutual pays to MMLIS registered representatives are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium

Commissions and other allowances will be paid by MassMutual through MMLIS to agents and selling brokers for selling the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. During the past three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

Year	MMLIS
2012	$411,376
2011	$456,903
2010	$504,940

Allowances /Overrides

MassMutual, through MMLIS (a broker-dealer subsidiary of MassMutual), pays expense allowances in connection with the sale of the policies. Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are two non-rated classes: non-smoker, and smoker.

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Increases in Selected Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class for the insured, and a distinct target premium.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VLP on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday — Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

Variable Life Plus

Statement of Additional Information

7

EXPERTS

The financial statements of MML Bay State Variable Life Separate Account I (the Separate Account) as of December 31, 2012 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of MML Bay State Life Insurance Company (the Company) as of December 31, 2012 and 2011, and for the three-year period ended December 31, 2012, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 22, 2013 states that the Company prepared the financial statements of MML Bay State Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (statutory accounting practices) which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2012

Statements of Operations and Changes in Net Assets for the years ended December 31, 2012 and 2011

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2012 and 2011

Statutory Statements of Income for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Cash Flows for the years ended December 31, 2012, 2011, and 2010

Notes to Statutory Financial Statements

Variable Life Plus

Statement of Additional Information

8

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and

Policy owners of MML Bay State Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2012, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MML Bay State Variable Life Separate Account I as of December 31, 2012, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2013

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	American Century VP Income & Growth Division		Fidelity® VIP Contrafund® Division		MML Blend Division	MML Equity Division	MML Equity Index Division		MML Managed Bond Division	MML Money Market Division	MML Small/Mid Cap Equity Division		Oppenheimer Capital Appreciation Division		Oppenheimer Global Securities Division		Oppenheimer Global Strategic Income Division		Oppenheimer Small- & Mid-Cap Growth Division		T. Rowe Price Mid-Cap Growth Division

ASSETS
Investments
Number of shares		1,032,195		902,094	4,407,073	10,191,744		901,399	1,557,270	7,559,532		642,188		1,070,017		2,843,952		1,848,127		906,300		1,493,704

Identified cost		$6,395,191		$23,221,813	$68,476,952	$221,195,400		$12,713,684	$19,415,650	$7,552,209		$5,457,013		$38,532,966		$82,911,727		$9,326,698		$37,709,289		$32,947,161

Value		$7,122,144		$23,851,354	$85,167,906	$214,754,284		$16,162,093	$20,559,254	$7,552,056		$5,666,447		$48,214,985		$92,570,623		$10,478,878		$49,665,260		$32,861,481
Dividends receivable		-		-	-	-		-	-	-		-		-		-		-		-		-
Receivable from MML Bay State Life Insurance Company		-		-	-	-		6,486	-	-		-		-		-		-		-		-

Total assets		7,122,144		23,851,354	85,167,906	214,754,284		16,168,579	20,559,254	7,552,056		5,666,447		48,214,985		92,570,623		10,478,878		49,665,260		32,861,481

LIABILITIES
Payable to MML Bay State Life Insurance Company		116		2,465	27,636	29,977		-	6,539	20,955		11		4,660		7,170		974		15,007		13,098

NET ASSETS		$7,122,028		$23,848,889	$85,140,270	$214,724,307		$16,168,579	$20,552,715	$7,531,101		$5,666,436		$48,210,325		$92,563,453		$10,477,904		$49,650,253		$32,848,383

Outstanding units
Policy owners		5,662,095		12,964,602	23,706,995	71,363,865		13,842,571	6,443,219	4,714,595		2,958,952		15,257,928		25,637,743		3,482,257		20,827,936		13,873,200

UNIT VALUE
Variable Life (Note 3G)	$	N/A	$	N/A	$-	$-	$	N/A	$-	$-	$	N/A	$	N/A	$	N/A/	$	N/A	$	N/A	$	N/A
Variable Life Plus		-		-	5.47	5.26		1.12	4.92	2.16		-		-		1.62		-		-		2.10
Variable Life Select		1.26		1.84	2.52	2.26		1.22	2.64	1.47		1.92		3.16		4.38		3.01		2.38		2.64

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$145,549	$317,541	$1,789,644	$4,083,618	$271,711	$587,671	$85	$-	$326,806	$1,870,271	$615,189	$-	$-
Interest Income on Policy loans (Note 3F)	-	-	23,646	55,996	-	10,115	1,930	-	-	-	-	-	-

Total income	145,549	317,541	1,813,290	4,139,614	271,711	597,786	2,015	-	326,806	1,870,271	615,189	-	-

Expenses
Mortality and expense risk fees	38,251	130,464	397,699	1,022,921	77,197	101,491	41,616	30,801	272,918	464,464	57,115	279,528	160,460

Net investment income (loss)	107,298	187,077	1,415,591	3,116,693	194,514	496,295	(39,601)	(30,801)	53,888	1,405,807	558,074	(279,528)	(160,460)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(408,249)	(947,571)	2,476,535	(206,082)	362,429	187,737	(1,196)	(223,898)	2,852,895	2,861,652	71,327	3,455,358	(191,985)
Realized gain distribution	-	-	-	-	-	221,119	8	82,090	-	-	113,499	-	3,028,953

Realized gain (loss)	(408,249)	(947,571)	2,476,535	(206,082)	362,429	408,856	(1,188)	(141,808)	2,852,895	2,861,652	184,826	3,455,358	2,836,968

Change in net unrealized appreciation/depreciation of investments	1,203,674	4,174,006	5,811,416	27,414,445	1,706,698	154,533	1,104	1,099,794	3,343,143	12,160,314	521,600	4,165,264	1,480,113

Net gain (loss) on investments	795,425	3,226,435	8,287,951	27,208,363	2,069,127	563,389	(84)	957,986	6,196,038	15,021,966	706,426	7,620,622	4,317,081

Net increase (decrease) in net assets resulting from operations	902,723	3,413,512	9,703,542	30,325,056	2,263,641	1,059,684	(39,685)	927,185	6,249,926	16,427,773	1,264,500	7,341,094	4,156,621

Capital transactions:
Transfer of net premiums	568,654	1,508,674	5,485,285	17,819,330	1,058,474	1,108,420	756,910	353,767	3,830,856	5,643,785	675,931	4,149,207	1,798,553
Transfers due to death benefits	(22,625)	(58,057)	(225,949)	(607,283)	(64,371)	(207,680)	(3,374)	(16,063)	(113,378)	(178,930)	(60,855)	(79,115)	(79,997)
Transfers due to withdrawal of funds	(828,179)	(1,560,660)	(4,678,965)	(11,493,509)	(871,343)	(1,152,690)	(3,537,989)	(455,945)	(3,625,825)	(4,768,550)	(1,200,418)	(3,860,355)	(2,555,173)
Transfers due to policy loans, net of repayments	(62,566)	(279,964)	(1,072,854)	(4,038,727)	(346,327)	(215,848)	(50,242)	(47,890)	(867,459)	(1,308,602)	(298,867)	(983,728)	(520,843)
Transfers due to cost of insurance	-	-	(83,066)	(123,881)	-	(15,758)	(9,084)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(494,768)	(1,557,287)	(5,984,947)	(16,876,012)	(941,790)	(1,468,828)	(893,704)	(319,123)	(3,469,210)	(4,986,440)	(696,066)	(3,500,860)	(1,965,963)
Transfers between divisions and to/from Guaranteed Principal Account	307,797	(5,347)	(175,144)	(3,117,867)	(325,370)	1,431,968	3,297,886	(240,925)	(1,273,426)	(2,443,597)	4,766	(990,956)	(236,113)

Net increase (decrease) in net assets resulting from capital transactions	(531,687)	(1,952,641)	(6,735,640)	(18,437,949)	(1,490,727)	(520,416)	(439,597)	(726,179)	(5,518,442)	(8,042,334)	(1,575,509)	(5,265,807)	(3,559,536)

Total increase (decrease)	371,036	1,460,871	2,967,902	11,887,107	772,914	539,268	(479,282)	201,006	731,484	8,385,439	(311,009)	2,075,287	597,085
NET ASSETS, at beginning of the year	6,750,992	22,388,018	82,172,368	202,837,200	15,395,665	20,013,447	8,010,383	5,465,430	47,478,841	84,178,014	10,788,913	47,574,966	32,251,298

NET ASSETS, at end of the year	$7,122,028	$23,848,889	$85,140,270	$214,724,307	$16,168,579	$20,552,715	$7,531,101	$5,666,436	$48,210,325	$92,563,453	$10,477,904	$49,650,253	$32,848,383

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$108,655	$240,760	$1,755,154	$3,413,550	$273,836	$733,976	$139	$56,123	$184,808	$1,223,472	$363,554	$-	$-
Interest Income on Policy loans (Note 3F)	-	-	22,119	55,050	-	10,061	1,752	-	-	-	-	-	-

Total income	108,655	240,760	1,777,273	3,468,600	273,836	744,037	1,891	56,123	184,808	1,223,472	363,554	-	-

Expenses
Mortality and expense risk fees	38,144	132,788	394,346	1,066,678	76,112	97,904	41,931	32,078	277,296	504,034	61,972	283,804	171,650

Net investment income (loss)	70,511	107,972	1,382,927	2,401,922	197,724	646,133	(40,040)	24,045	(92,488)	719,438	301,582	(283,804)	(171,650)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(213,537)	(1,054,693)	2,197,648	1,135,275	253,350	89,548	(950)	(261,915)	866,179	4,097,605	31,301	1,853,754	929,489
Realized gain distribution	-	-	-	-	-	366,995	123	822,627	-	-	139,756	-	3,860,383

Realized gain (loss)	(213,537)	(1,054,693)	2,197,648	1,135,275	253,350	456,543	(827)	560,712	866,179	4,097,605	171,057	1,853,754	4,789,872

Change in net unrealized appreciation/ depreciation of investments	334,262	231,405	39,290	(12,266,894)	(230,849)	213,191	721	(736,147)	(1,536,332)	(12,844,214)	(433,004)	(1,100,264)	(5,144,582)

Net gain (loss) on investments	120,725	(823,288)	2,236,938	(11,131,619)	22,501	669,734	(106)	(175,435)	(670,153)	(8,746,609)	(261,947)	753,490	(354,710)

Net increase (decrease) in net assets resulting from operations	191,236	(715,316)	3,619,865	(8,729,697)	220,225	1,315,867	(40,146)	(151,390)	(762,641)	(8,027,171)	39,635	469,686	(526,360)

Capital transactions:
Transfer of net premiums	597,095	1,634,102	6,029,154	19,401,399	1,110,601	1,124,930	751,493	391,754	4,275,167	6,135,444	765,833	4,587,096	1,959,993
Transfers due to death benefits	(9,149)	(14,601)	(339,080)	(1,342,364)	(152,929)	(72,749)	(3,415)	(12,077)	(140,352)	(272,871)	(6,980)	(170,665)	(167,807)
Transfers due to withdrawal of funds	(493,172)	(1,306,058)	(4,771,075)	(13,961,686)	(664,930)	(1,466,859)	(4,946,716)	(278,593)	(2,832,243)	(4,885,137)	(574,023)	(2,877,928)	(2,251,519)
Transfers due to policy loans, net of repayments	(115,761)	(365,513)	(1,302,671)	(4,292,877)	(237,574)	(235,125)	(40,206)	(64,774)	(885,436)	(1,316,848)	(65,358)	(989,696)	(543,767)
Transfers due to cost of insurance	-	-	(78,598)	(117,512)	-	(16,354)	(8,978)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(495,335)	(1,594,150)	(6,252,629)	(17,876,636)	(931,991)	(1,500,109)	(842,042)	(338,784)	(3,661,384)	(5,481,930)	(738,432)	(3,702,250)	(2,069,678)
Transfers between divisions and to/from Guaranteed Principal Account	(73,203)	(228,077)	(872,595)	(2,720,576)	(139,861)	832,228	4,905,186	(110,063)	(917,604)	(1,577,032)	68,773	(575,106)	(938,141)

Net increase (decrease) in net assets resulting from capital transactions	(589,525)	(1,874,297)	(7,587,494)	(20,910,252)	(1,016,684)	(1,334,038)	(184,678)	(412,537)	(4,161,852)	(7,398,374)	(550,187)	(3,728,549)	(4,010,919)

Total increase (decrease)	(398,289)	(2,589,613)	(3,967,629)	(29,639,949)	(796,459)	(18,171)	(224,824)	(563,927)	(4,924,493)	(15,425,545)	(510,552)	(3,258,863)	(4,537,279)

NET ASSETS, at beginning of the year	7,149,281	24,977,631	86,139,997	232,477,149	16,192,124	20,031,618	8,235,207	6,029,357	52,403,334	99,603,559	11,299,465	50,833,829	36,788,577

NET ASSETS, at end of the year	$6,750,992	$22,388,018	$82,172,368	$202,837,200	$15,395,665	$20,013,447	$8,010,383	$5,465,430	$47,478,841	$84,178,014	$10,788,913	$47,574,966	$32,251,298

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“the Separate Account”) is a separate investment account of MML Bay State Life Insurance Company (“MML Bay State”) established on June 9, 1982. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains the following three segments within the Separate Account: Variable Life, Variable Life Plus, and Variable Life Select.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MML Bay State business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2012, the Separate Account consists of thirteen divisions that invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio [2]

MML Blend Division	MML Blend Fund [3]

MML Equity Division	MML Equity Fund [3]

MML Equity Index Division	MML Equity Index Fund [4]

MML Managed Bond Division	MML Managed Bond Fund [3]

MML Money Market Division	MML Money Market Fund [3]

MML Small/Mid Cap Equity Division	MML Small/Mid Cap Equity Fund [3]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [5]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [5]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [5]

Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Small- & Mid-Cap Growth Fund/VA [5]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [6]

In addition to the thirteen divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the GPA is not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[3]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[4]	MassMutual is the investment adviser to this MML Trust Fund pursuant to an investment management agreement.
[5]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds.
[6]	T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA which is part of the General Account. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in the Separate Account’s investment performance.

Interest income presented in the Statement of Operations represents interest credited by MML Bay State to policyholders of Variable Life product on their outstanding loan balance. This amount is not included in calculation of Investment Income Ratio as it does not impact overall performance of the division.

G.	Policy Owner’s Share of Net Assets

The policy owner’s share of net assets in the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges assessed by the Separate Account, for the Variable Life Segment as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.

H.	Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting

Notes To Financial Statements (Continued)

Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU was effective January 1, 2012. Adoption of this standard did not have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2012. There have been no transfers between levels for the year ended December 31, 2012.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MML Bay State and the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

B.	Receivable from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$1,408,134	$1,762,782	$4,385,958	$11,425,709	$998,848	$3,186,576	$4,662,920	$400,346	$2,883,185	$4,943,349	$1,410,515	$2,154,152	$4,210,420
Proceeds from sales	(1,832,462)	(3,525,681)	(9,677,775)	(26,706,807)	(2,300,867)	(2,982,512)	(5,214,399)	(1,075,200)	(8,344,491)	(11,570,261)	(2,313,507)	(7,684,310)	(4,887,266)

7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS The changes in outstanding units for the two years ended December 31, 2012 were as follows:
2012	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	515,764	1,107,366	1,727,409	6,709,096	1,051,194	395,134	509,068	220,641	1,282,923	1,821,665	263,388	1,874,110	841,072
Units withdrawn	(1,325,969)	(2,295,435)	(3,617,606)	(11,805,085)	(2,250,514)	(962,115)	(2,959,673)	(624,712)	(2,761,929)	(3,527,490)	(837,466)	(3,907,200)	(2,226,247)
Units transferred between divisions and to/from GPA	347,699	62,189	(52,507)	(1,290,157)	(128,637)	480,904	2,233,047	2,898	(316,753)	(774,195)	7,852	(250,989)	(139,336)

Net increase (decrease)	(462,506)	(1,125,880)	(1,942,704)	(6,386,146)	(1,327,957)	(86,077)	(217,558)	(401,173)	(1,795,759)	(2,480,020)	(566,226)	(2,284,079)	(1,524,511)

2011	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small/Mid Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	585,233	1,058,076	2,121,845	7,740,192	1,112,381	394,986	520,128	264,803	1,576,384	1,980,953	319,344	2,258,684	931,933
Units withdrawn	(1,095,617)	(2,111,025)	(4,216,311)	(13,691,027)	(1,882,172)	(1,124,130)	(3,828,811)	(444,933)	(2,737,479)	(3,871,831)	(584,780)	(3,772,486)	(2,314,229)
Units transferred between divisions and to/from GPA	(16,181)	(95,992)	(311,660)	(1,324,964)	(235,093)	252,440	3,169,546	(66,119)	(289,546)	(633,399)	61,043	(203,277)	(515,921)

Net increase (decrease)	(526,565)	(1,148,941)	(2,406,126)	(7,275,799)	(1,004,884)	(476,704)	(139,137)	(246,249)	(1,450,641)	(2,524,277)	(204,393)	(1,717,079)	(1,898,217)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2012 follows:

	At December 31,			For the Years Ended December 31,
	Units[4]			Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

American Century VP Income & Growth Division
2012	5,662,095	$1.26	$7,122,028	2.10%	0.55	14.11%
2011	6,124,601	1.10	6,750,992	1.56	0.55	2.55
2010	6,651,166	1.07	7,149,281	1.52	0.55	13.52
2009	7,269,067	0.95	6,882,850	4.88	0.55	17.45
2008	8,188,224	0.81	6,601,301	2.09	0.55	(34.95)

Fidelity® VIP Contrafund® Division
2012	12,964,602	1.84	23,848,889	1.34	0.55	15.78
2011	14,090,482	1.59	22,388,018	1.00	0.55	(3.06)
2010	15,239,423	1.64	24,977,631	1.26	0.55	16.57
2009	16,265,588	1.41	22,869,118	1.39	0.55	34.97
2008	18,236,684	1.04	18,997,781	0.99	0.55	(42.83)

MML Blend Division
2012	23,706,995	2.52 to 5.47	85,140,270	2.10	0.25 to 0.55	12.03 to 12.36
2011	25,649,699	2.25 to 4.87	82,172,368	2.07	0.25 to 0.55	4.21 to 4.52
2010	28,055,825	2.16 to 4.67	86,139,997	2.11	0.25 to 0.55	11.89 to 12.22
2009	30,480,028	1.93 to 4.17	83,649,131	2.66	0.25 to 0.55	19.89 to 20.25
2008	32,724,627	1.61 to 3.47	75,349,991	3.08	0.25 to 0.55	(23.16) to (22.93)

MML Equity Division
2012	71,363,865	2.26 to 5.26	214,724,307	1.93	0.25 to 0.55	15.41 to 15.76
2011	77,750,011	1.96 to 4.55	202,837,200	1.54	0.25 to 0.55	(4.28) to (4.00)
2010	85,025,810	2.04 to 4.75	232,477,149	1.84	0.25 to 0.55	14.14 to 14.48
2009	92,171,450	1.79 to 4.15	221,237,099	2.69	0.25 to 0.55	30.00 to 30.39
2008	100,811,179	1.38 to 3.19	185,949,303	-	0.25 to 0.55	(41.90) to (41.73)

MML Equity Index Division
2012	13,842,571	1.12 to 1.22	16,168,579	1.69	0.40 to 0.55	15.05 to 15.23
2011	15,170,528	0.97 to 1.06	15,395,665	1.72	0.40 to 0.55	1.29 to 1.44
2010	16,175,412	0.96 to 1.04	16,192,124	1.69	0.40 to 0.55	14.13 to 14.31
2009	23,257,163	0.84 to 0.91	20,598,310	2.60	0.40 to 0.55	25.64 to 25.83
2008	24,313,234	0.67 to 0.73	17,120,361	-	0.40 to 0.55	(37.49) to (37.39)

MML Managed Bond Division
2012	6,443,219	2.64 to 4.92	20,552,715	2.86	0.25 to 0.55	5.19 to 5.51
2011	6,529,296	2.51 to 4.67	20,013,447	3.68	0.25 to 0.55	6.72 to 7.04
2010	7,006,000	2.35 to 4.37	20,031,618	3.76	0.25 to 0.55	6.38 to 6.70
2009	7,415,002	2.21 to 4.10	19,636,153	4.35	0.25 to 0.55	9.60 to 9.93
2008	7,736,234	2.02 to 3.74	18,553,667	4.80	0.25 to 0.55	1.82 to 2.12

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units[4]			Investment Income Ratio[1]	Expenses Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

MML Money Market Division
2012	4,714,595	$1.47 to $2.16	$7,531,101	-%	0.25% to 0.55%	(0.55)% to (0.25)%
2011	4,932,153	1.48 to 2.17	8,010,383	-	0.25 to 0.55	(0.55) to (0.25)
2010	5,071,290	1.49 to 2.18	8,235,207	0.03	0.25 to 0.55	(0.55) to (0.25)
2009	5,447,547	1.49 to 2.18	8,911,301	0.07	0.25 to 0.55	(0.48) to (0.18)
2008	6,703,727	1.50 to 2.19	10,950,365	2.03	0.25 to 0.55	1.54 to 1.85

MML Small/Mid Cap Equity Division
2012	2,958,952	1.92	5,666,436	-	0.55	17.73
2011	3,360,125	1.63	5,465,430	0.96	0.55	(2.71)
2010	3,606,374	1.67	6,029,357	0.77	0.55	22.70
2009	3,794,214	1.36	5,169,874	0.48	0.55	35.80
2008	4,330,596	1.00	4,345,257	-	0.55	(38.57)

Oppenheimer Capital Appreciation Division
2012	15,257,928	3.16	48,210,325	0.66	0.55	13.49
2011	17,053,687	2.78	47,478,841	0.37	0.55	(1.69)
2010	18,504,328	2.83	52,403,334	0.18	0.55	8.82
2009	20,205,919	2.60	52,585,647	0.32	0.55	43.73
2008	22,036,026	1.81	39,901,435	0.15	0.55	(45.82)

Oppenheimer Global Securities Division
2012	25,637,743	1.62 to 4.38	92,563,453	2.14	0.40 to 0.55	20.60 to 20.78
2011	28,117,763	1.34 to 3.64	84,178,014	1.29	0.40 to 0.55	(8.79) to (8.66)
2010	30,642,040	1.47 to 3.99	99,603,559	1.35	0.40 to 0.55	15.33 to 15.50
2009	30,357,615	1.27 to 3.46	83,434,883	2.24	0.40 to 0.55	39.01 to 39.21
2008	33,264,308	0.91 to 2.49	65,987,334	1.60	0.40 to 0.55	(40.52) to (40.43)

Oppenheimer Global Strategic Income Division
2012	3,482,257	3.01	10,477,904	5.94	0.55	12.91
2011	4,048,483	2.66	10,788,913	3.22	0.55	0.30
2010	4,252,876	2.66	11,299,465	9.95	0.55	14.34
2009	6,086,225	2.32	14,142,877	0.51	0.55	18.18
2008	6,307,132	1.97	12,401,802	4.71	0.55	(14.68)

Oppenheimer Small- & Mid-Cap Growth Division
2012	20,827,936	2.38	49,650,253	-	0.55	15.81
2011	23,112,015	2.06	47,574,966	-	0.55	0.54
2010	24,829,094	2.05	50,833,829	-	0.55	26.77
2009	26,805,731	1.62	43,292,838	-	0.55	31.88
2008	28,137,263	1.22	34,458,117	-	0.55	(49.35)

T. Rowe Price Mid-Cap Growth Division
2012	13,873,200	2.10 to 2.64	32,848,383	-	0.40 to 0.55	13.27 to 13.44
2011	15,397,711	1.85 to 2.33	32,251,298	-	0.40 to 0.55	(1.81) to (1.66)
2010	17,295,928	1.88 to 2.37	36,788,577	-	0.40 to 0.55	27.41 to 27.60
2009	18,617,735	1.48 to 1.86	31,010,604	-	0.40 to 0.55	44.85 to 45.07
2008	20,458,807	1.02 to 1.28	23,519,435	-	0.40 to 0.55	(40.09) to (40.00)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	See note 3G with respect to Variable Life.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within the Separate Account (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge These charges are assessed through reduction in unit values.	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in the Separate Account.

Mortality Charge	$0.01688 to $63.89 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.90% to 1.00% of the loan amount
This charge is assessed through the redemption of units.

Rider Charges: The rider charges do not apply to all segments within the Separate Account. These charges are assessed through the redemption of units.

A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage

B. Death Benefit Guarantee	$0.01 per $1,000 of face amount

C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

D. Children’s Term	$5.00 per $1,000 of insurance risk

E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions $0.009 to $0.149 per $1 of specified premium

F. Renewable Term	$1.53 to $39.37 per $1,000 of insurance risk

G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions

H. Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of face amount

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2013, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

F-11

Independent Auditors’ Report

The Board of Directors and Shareholder of

MML Bay State Life Insurance Company:

We have audited the accompanying financial statements of MML Bay State Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2012 and 2011, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the three-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

LA2047

The Board of Directors and Shareholder of

MML Bay State Life Insurance Company

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three-year period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

February 22, 2013

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2012	2011

	($ In Millions Except for Par Value)

Assets:

Bonds	$142	$180
Mortgage loans	5	6
Policy loans	95	94
Cash, cash equivalents and short-term investments	90	12

Total invested assets	332	292

Investment income due and accrued	4	2
Insurance amounts receivable	30	26
Federal income taxes	7	7
Deferred income taxes	5	7

Total assets excluding separate accounts	378	334

Separate account assets	4,111	4,077

Total assets	$4,489	$4,411

Liabilities:

Policyholders’ reserves	$124	$112
Liabilities for deposit-type contracts	6	4
Contract claims and other benefits	18	20
Transfers due to separate accounts	23	18
Payable to affiliates	2	3
Asset valuation reserve	4	3
Other liabilities	5	(2)

Total liabilities excluding separate accounts	182	158

Separate account liabilities	4,111	4,077

Total liabilities	4,293	4,235

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	144	144
Surplus	50	30

Total shareholder’s equity	196	176

Total liabilities and shareholder’s equity	$4,489	$4,411

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Revenue:

Premium income	$30	$29	$31
Net investment income	13	13	14
Reserve adjustments on reinsurance ceded	(8)	(7)	(12)
Fees and other income	77	82	83

Total revenue	112	117	116

Benefits and expenses:

Policyholders’ benefits	195	98	90
Change in policyholders’ reserves	12	(1)	(4)
Net transfers from separate accounts	(133)	(27)	(31)
General insurance expenses	11	10	11
Commissions	3	4	4
State taxes, licenses and fees	1	2	2

Total benefits and expenses	89	86	72

Net gain from operations before federal income taxes	23	31	44

Federal income tax expense	3	1	7

Net gain from operations	20	30	37

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	2	(1)	(1)

Net income	$22	$29	$36

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Shareholder’s equity, beginning of year	$176	$152	$158

Increase (decrease) due to:
Net income	22	29	36
Change in other net deferred income taxes	(6)	(7)	(5)
Change in nonadmitted assets	4	5	4
Change in asset valuation reserve	(1)	(2)	(1)
Dividend paid	-	-	(37)
Prior period adjustments	-	(1)	(2)
Other	1	-	(1)

Net increase	20	24	(6)

Shareholder’s equity, end of year	$196	$176	$152

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Cash from operations:
Premium and other income collected	$101	$79	$102
Net investment income	13	12	13
Benefit payments	(201)	(94)	(91)
Net transfers from separate accounts	139	36	49
Commissions and other expenses	(16)	(14)	(21)
Federal and foreign income taxes paid	(1)	(3)	(7)

Net cash from operations	35	16	45

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	47	24	25
Mortgage loans	1	1	1

Total investment proceeds	48	25	26

Cost of investments acquired:
Bonds	(8)	(61)	(2)

Total investments acquired	(8)	(61)	(2)
Net (increase) decrease in policy loans	(2)	-	5

Net cash provided by (used in) investing activities	38	(36)	29

Cash from financing and other sources:
Net deposits on deposit-type contracts	3	-	1
Capital and paid-in surplus	-	-	(3)
Cash applied for dividends to stockholders	-	-	(37)
Other cash provided	2	-	-

Net cash provided by (used in) financing and other sources	5	-	(39)

Net change in cash, cash equivalents and short-term investments	78	(20)	35
Cash, cash equivalents and short-term investments, beginning of year	12	32	(3)

Cash, cash equivalents and short-term investments, end of year	$90	$12	$32

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of MML Bay State Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of MassMutual and its subsidiaries. MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (d) certain variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments of the Company; (e) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (f) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (g) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims whereas U.S. GAAP would report these reinsurance balances as an asset; (h) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (i) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (j) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (k) payments received for variable life insurance products, variable annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (l) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (m) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year shareholder’s equity on a pretax basis with any associated tax impact reported through earnings. During 2012, the Company recorded two offsetting prior year errors with a net effect of zero. During 2011, the Company recorded a net decrease to shareholder’s equity of $1 million related to policyholders’ reserves. During 2010, the Company recorded a net decrease to shareholder’s equity of $2 million related to commissions.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds that are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2s. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. There were no unsecured nonadmitted amounts as of December 31, 2012 and 2011. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

f.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

g.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; and (d) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

h.	Insurance amounts receivable

Insurance amounts receivable primarily include reinsurance receivables and deferred and uncollected premium.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTA (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, and related party amounts. These assets are designated as nonadmitted and are excluded from Statutory Statements of Financial Position through a charge against surplus.

j.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or a minimum account value to the contract/policyholder. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded as policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

k.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or the Commissioners’ Reserve Valuation Method (CRVM) bases using the 1958 or 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on substandard mortality, which is a multiple of the standard mortality tables.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer Guaranteed Minimum Death Benefits (GMDBs). The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

l.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

m.	Transfers due to separate accounts

Transfers due to separate accounts represent a net payable to the Company’s separate accounts.

n.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against credit-related changes in the value of bonds and mortgage loans to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

p.	Other liabilities

Other liabilities primarily consist of remittances and items not allocated, IMR and other due and accrued expenses.

q.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

r.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

s.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) are recorded as a change in shareholder’s equity, net of tax.

t.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or limited liability company (LLC) is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

b.	Future adoption of new accounting standards

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” This SSAP will supersede SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update (ASU) No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company is required to adopt the guidance prospectively as of January 1, 2013. Early adoption is not permitted. Adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2012

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$4	$-	$-	$4
Industrial and miscellaneous	132	11	1	142
Parent, subsidiaries and affiliates	6	-	-	6

Total	$142	$11	$1	$152

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$5	$-	$-	$5
Industrial and miscellaneous	168	8	4	172
Parent, subsidiaries and affiliates	7	-	-	7

Total	$180	$8	$4	$184

Note:  The unrealized losses exclude less than $1 million of losses embedded in the carrying value.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2012 and 2011:

		December 31,
		2012		2011

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$89	62%	$117	65%
2	Baa	49	35	58	31
3	Ba	2	1	3	2
4	B	1	1	1	1
5	Caa and lower	1	1	1	1

	Total	$142	100%	$180	100%

The following sets forth RMBS and CMBS subject to modeling as of December 31, 2012 and 2011 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers:

	December 31,
	2012				2011

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$8	100%	$23	100%	$9	90%	$28	100%
4	-	-	-	-	1	10	-	-

	$8	100%	$23	100%	$10	100%	$28	100%

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying value and fair value of bonds as of December 31, 2012 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$4	$4
Due after one year through five years	53	57
Due after five years through ten years	56	59
Due after 10 years	29	32

Total	$142	$152

Sales proceeds and related gross realized capital gains and losses from bonds were as follows:

	Years Ended
	December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$21	$4	$9
Gross realized capital gains from sales	1	-	-

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2012 and 2011:

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$-	$-	-	$16	$1	43

Total	$-	$-	-	$16	$1	43

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$37	$1	66	$13	$3	56

Total	$37	$1	66	$13	$3	56

Note: The unrealized losses include less than $1 million of unrealized losses from NAIC Category 6 bonds that are embedded in the carrying value of bonds.

Based on the Company’s policies, as of December 31, 2012 and 2011, the Company has not deemed these unrealized losses to be other than temporary because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $12 million and unrealized losses of less than $1 million, all for 12 months or longer. These securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2012 or 2011 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $4 million as of December 31, 2012 and 2011.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2012 and 2011, RMBS had a total carrying value of $9 million and $11 million and a fair value of $10 million and $10 million, of which approximately 61% and 62%, based on carrying value, was classified as Alt-A, respectively. As of December 31, 2012 and 2011, Alt-A and subprime RMBS had a total carrying value of $8 million and $10 million and a fair value of $9 million and $9 million, respectively.

During the year ended December 31, 2012, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2012 and 2011, total leveraged loans and leveraged loan CDOs had a carrying value of $39 million and $52 million and a fair value of $39 million and $51 million, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $23 million and fair value of $26 million as of December 31, 2012 and a carrying value of $29 million and fair value of $30 million as of December 31, 2011.

b.	Mortgage loans

Mortgage loans are comprised of seasoned pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company does not originate any residential mortgages but invests in seasoned residential mortgage loan pools that may contain mortgages of subprime credit quality. As of December 31, 2012 and 2011, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of residential mortgage loan pools. The portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2012 and 2011.

The carrying and fair values of the Company’s residential mortgage loans were $5 million as of December 31, 2012 and $6 million as of December 31, 2011.

The Company uses an internal rating system as its primary method of monitoring credit quality. The residential mortgage loan portfolio had carrying values of $5 million as of December 31, 2012 and $6 million as of December 31, 2011 that were internally rated. The Company believes the ratings reflect the equivalent of AAA and AA from nationally recognized credit quality ratings.

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2012			2011
	Low	High	Weighted Average	Low	High	Weighted Average

Residential mortgage loans	5.2%	6.9%	6.1%	5.4%	6.9%	6.1%

During the years ended December 31, 2012 and 2011, the Company did not purchase any residential mortgage loans. As of December 31, 2012, the Company did not hold any past due residential mortgage loans. The Company had no valuation allowances recorded and did not have any residential mortgage loans with interest more than 180 days past due as of December 31, 2012, 2011 or 2010. As of December 31, 2012 and 2011, the Company did not hold any impaired or restructured residential mortgage loans.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$7	$8	$8
Policy loans	6	5	6

Net investment income	$13	$13	$14

d.	Net realized capital gains (losses)

Net realized capital gains after tax and transfer to the IMR were $2 million for the year ended December 31, 2012, primarily due to a tax benefit related to the IRS Industry Director’s Directive (IDD) regarding losses associated with mortgage backed securities. There were less than $1 million of gains and losses from sales for the years ended December 31, 2011 and 2010.

Portions of realized capital gains and losses, deemed to be interest related, were deferred into the IMR. The IMR balance was a liability of less than $1 million, and included in other liabilities, as of December 31, 2012 and a nonadmitted asset of less than $1 million as of December 31, 2011.

Refer to Note 2o. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$-	$(1)	$(1)

Total OTTI	$-	$(1)	$(1)

For the years ended December 31, 2012, 2011 and 2010, the Company recognized less than $1 million, $1 million and $1 million, respectively, of OTTI on structured and loan backed securities primarily due to the present value of expected cash flows being less than the amortized cost. The OTTI were primarily determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2s. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2012					December 31, 2011
	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Carrying Value	Fair Value

	(In Millions)					(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$4	$4	$-	$4	$-	$5	$5
Industrial and miscellaneous	132	142	-	123	19	168	172
Parent, subsidiaries and affiliates	6	6	-	6	-	7	7
Mortgage loans - residential	5	5	-	-	5	6	6
Cash, cash equivalents and short-term investments	90	90	(7)	97	-	12	12
Separate account assets	4,111	4,161	793	3,340	28	4,077	4,116

Financial liabilities:
Investment-type insurance contracts:
Individual annuity investment contracts	3	2	-	-	2	3	3
Supplementary investment contracts	6	6	-	-	6	3	3

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, transfers between Level 1 and Level 2 measurement categories are expected to be infrequent.

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

Fair value hierarchy

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2012

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Cash equivalents and short-term investments(1)	$-	$97	$-	$97
Separate account assets(2)	792	2,293	-	3,085

Total financial assets carried at fair value	$792	$2,390	$-	$3,182

(1) Does not include cash of $(7) million.

(2) $1,026 million of book value separate account assets are not carried at fair value and therefore, are not included in this table.

For the year ended December 31, 2012, there were no significant transfers between Level 1 and Level 2.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Cash equivalents and short-term investments(1)	$-	$13	$-	$13
Separate account assets(2)	754	2,324	-	3,078

Total financial assets carried at fair value	$754	$2,337	$-	$3,091

(1)Does not include cash of less than $(1) million.

(2)$969 million of book value separate account assets and $30 million of market value separate account assets are not carried at fair value and, therefore, are not included in this table.

Valuation Techniques and Inputs

The Company determines the estimated fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), cash equivalents and short–term investments. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Cash equivalents and short–term investments - The values are determined consistent with similar general account assets described below.

Cash equivalents and short–term investments - Cash equivalents and short–term investments consist of highly liquid investments and include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the cash equivalents and short–term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in insurance amounts receivable in the Company’s Statutory Statements of Financial Position.

As of December 31, 2012 and 2011, the Company had $4 million and $3 million, respectively, of ordinary renewal and less than $1 million of group life, on both a gross and net of loading and reinsurance basis, for deferred and uncollected life insurance premium and annuity considerations.

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2k. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

Pursuant to a management agreement, MassMutual furnishes the Company with operating facilities, human resources, computer software development and managerial services for a fee. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Fee income:
Recordkeeping and other services	$1	$1	$1
Investment advisory income	2	2	2
Fee expense:
Management and service contracts and cost-sharing arrangements	10	11	11

As of December 31, 2012 and 2011, the Company reported less than $1 million as amounts due from subsidiaries and affiliates and $2 million and $3 million, respectively, as amounts due to subsidiaries and affiliates. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has modified coinsurance (Modco) quota-share reinsurance agreements with MassMutual where the Company cedes 100% of the premium on certain bank-owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.70% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $34 million in 2012, $19 million in 2011 and $20 million in 2010, and it was not exceeded in any of the years.

The Company has an agreement where MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $34 million and $31 million due from MassMutual as of December 31, 2012 or 2011, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Premium expense ceded, related to:
Quota-share reinsurance agreements	$(8)	$(8)	$(8)

Modified coinsurance adjustments ceded, included in fees and other expense	(8)	(7)	(12)

Expense allowances on reinsurance ceded, included in fees and other expense, related to:
Modified coinsurance agreements	5	5	5

Policyholders’ benefits ceded, related to:
Modified coinsurance agreements	7	1	4
Quota-share reinsurance agreements	5	5	7

Experience refunds (paid) received, related to:
Modified coinsurance agreements	(1)	1	-

The Company participates in variable annuity exchange programs with MassMutual, where certain Company variable annuity contract holders can make nontaxable exchanges of their contract for an enhanced MassMutual variable annuity contract. The Company recorded no surrender benefits in 2012, 2011 and 2010 related to these exchange programs.

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 7. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2012, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $13 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in premium income in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)

Direct premium	$49	$52	$55
Premium ceded	(19)	(23)	(24)

Total net premium	$30	$29	$31

Reinsurance recoveries ceded	$24	$21	$28

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2012	2011
	(In Millions)

Reinsurance reserves ceded	$(25)	$(34)

Amounts recoverable from reinsurers	10	3

As of December 31, 2012, one reinsurer accounted for 36% of the outstanding reinsurance recoverable and the next largest reinsurer had 30% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

In 2012, the Company recaptured YRT life reinsurance treaties from several different reinsurers. At the time of the transactions, the recaptures reduced premiums paid to reinsurers by $3 million and reinsurance reserves ceded by $8 million.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $14,363 million and $15,606 million as of December 31, 2012 and 2011, respectively.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2012				2011
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Variable life	$120	3.0%	-	5.5%	$108	3.0%	-	5.5%
Individual annuities	4	5.0%	-	7.3%	4	5.0%	-	7.3%

Total	$124				$112

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $6 million and $4 million as of December 31, 2012 and 2011, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.3% as of December 31, 2012 and 2011.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits on annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2011	$2
Incurred guarantee benefits	-
Paid guarantee benefits	-

Liability as of December 31, 2011	2
Incurred guarantee benefits	-
Incurred guarantee benefits	-

Liability as of December 31, 2012	$2

The Company held reserves in accordance with the standard scenario as of December 31, 2012 and 2011.

The following summarizes the account value, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2012			2011

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

Annuity:
GMDB	$52	$18	70	$52	$23	69

Account balances of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2012	2011

	(In Millions)

Separate account	$51	$51
General account	1	1

Total	$52	$52

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$10	$-	$10
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	10	-	10
DTAs nonadmitted	(2)	-	(2)

Subtotal net admitted DTA	8	-	8
Total gross DTLs	(1)	(2)	(3)

Net admitted DTA(L)	$7	$(2)	$5

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$11	$2	$13
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	11	2	13
DTAs nonadmitted	(5)	(1)	(6)

Subtotal net admitted DTA	6	1	7
Total gross DTLs	-	-	-

Net admitted DTA(L)	$6	$1	$7

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$(1)	$(2)	$(3)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(1)	(2)	(3)
DTAs nonadmitted	3	1	4

Subtotal net admitted DTA	2	(1)	1
Total gross DTLs	(1)	(2)	(3)

Net admitted DTA(L)	$1	$(3)	$(2)

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company is admitting DTAs for the current reporting period in accordance with the NAIC approved revisions effective for prior year and current year. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	5	-	5
2. Adjusted gross DTA allowed per limitation threshold	28	-	28

Lesser of lines 1 or 2	5	-	5
Total gross DTLs allowed per limitation threshold	3	-	3

Total admitted DTA realized within 3 years	$8	$-	$8

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$1	$-	$1
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	5	1	6
2. Adjusted gross DTA allowed per limitation threshold	23	1	24

Lesser of lines 1 or 2	5	1	6
Total gross DTLs allowed per limitation threshold	-	-	-

Total admitted DTA realized within 3 years	$6	$1	$7

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(1)	$-	$(1)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	-	(1)	(1)
2. Adjusted gross DTA allowed per limitation threshold	5	(1)	4

Lesser of lines 1 or 2	-	(1)	(1)
Total gross DTLs allowed per limitation threshold	3	-	3

Total admitted DTA realized within 3 years	$2	$(1)	$1

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2012	2011

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	7407%	6561%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$184	$162

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2012

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	-%	-%

December 31, 2011

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	21%	21%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	(21)%	(21)%

There are no reinsurance strategies included in the Company’s tax-planning.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Federal income tax expense on operating earnings	$3	$1	$7

Total federal and foreign income tax expense on operating earnings	3	1	7
Federal income tax expense (benefit) on net realized capital gains (losses)	(2)	-	-

Total federal and foreign income tax expense	$1	$1	$7

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2012	2011	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$1	$1	$-
Policy acquisition costs	8	9	(1)
Other	1	1	-

Total ordinary DTAs	10	11	(1)
Nonadmitted DTAs	(2)	(5)	3

Admitted ordinary DTAs	8	6	2

Capital
Investment items	-	2	(2)

Total capital DTAs	-	2	(2)
Nonadmitted DTAs	-	(1)	1

Admitted capital DTAs	-	1	(1)

Admitted DTAs	8	7	1

DTLs:
Ordinary
Other	1	-	1

Total ordinary DTLs	1	-	1

Capital
Investment items	2	-	2

Total capital DTLs	2	-	2

Total DTLs	3	-	3

Net admitted DTA	$5	$7	$(2)

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2012	2011

	(In Millions)

Net DTA(L)	$(6)	$(7)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	-	-

Change in net deferred income taxes	$(6)	$(7)

As of December 31, 2012, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Provision computed at statutory rate	$8	$11	$15
Investment items	(1)	(3)	(2)
Other	-	-	(1)

Total statutory income tax expense	$7	$8	$12

Federal and foreign income tax expense	$1	$1	$7
Change in net deferred income taxes	6	7	5

Total statutory income tax expense	$7	$8	$12

During the years ended December 31, 2012, 2011 and 2010, the Company paid federal income taxes in the amounts of $1 million, $3 million, and $7 million, respectively. There are no federal income taxes available for recovery as of the year ended December 31, 2012.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2012	$1
Gross change related to positions taken in prior years	(1)
Gross change related to positions taken in current year	-
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2012	$-

As of December 31, 2012, the Company had no liabilities for unrecognized tax benefits.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The Company has accrued no interest or penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2012 and 2011, the Company had no protective deposits recognized as admitted assets.

In July 2012, the IRS issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. In the fourth quarter of 2012, the Company recorded a net federal income tax benefit of $3 million in net realized capital gains, with a corresponding net decrease in deferred tax assets recorded through surplus.

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $20 million of shareholder’s equity is available for distribution to the shareholder in 2013 without prior regulatory approval. The Company did not pay dividends to its parent, C.M. Life, in 2012 or 2011. In 2010, the Company paid $37 million in dividends and $3 million in return of capital to C.M. Life, after obtaining regulatory approval.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may contract as interest rates approach minimum guarantees, leading to an increased liability to the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors.

Since late 2006, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. As measured by Case-Shiller’s home price index, house prices were flat to negative from mid-2011 to mid-2012; the index has turned positive more recently. Liquidation rates and foreclosure resolutions remain low but are above their post-crisis bottoms. Liquidity for securities was weak for most of 2011 but 2012 has seen increased liquidity and trading activity as market participants focus on relative value, improving fundamentals and the scarcity of RMBS due to a lack of new issuance. This has led to the highest post-crisis prices for all RMBS asset classes.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, shareholder’s equity and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

As of December 31, 2012, the securities with exposure to entities domiciled within Ireland and Spain collectively accounted for a little over 2% of invested assets held in the Company’s general account. These holdings are highly diversified and are entirely comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company did not have any sovereign debt exposure and it did not hold any domestic bank-issued securities.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved from time to time in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Withdrawal characteristics

a.	Annuity and actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2012 are illustrated below.

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal: With fair value adjustment	$1	$-	$-	$1	1%
At fair value	-	-	51	51	87

Subtotal	1	-	51	52	88
Subject to discretionary withdrawal: At book value without fair value adjustment	6	-	-	6	11
Not subject to discretionary withdrawal	1	-	-	1	1

Total	$8	$-	$51	$59	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2012 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$2
Liabilities for deposit-type contracts	6

Subtotal	8

Separate Account Annual Statement:
Annuities	51

Total	$59

b.	Separate accounts

The Company has guaranteed separate accounts classified as nonindexed to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts that are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2012 is as follows:

	Guaranteed Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

Net premium, considerations or deposits for the year ended December 31, 2012	$-	$45	$45

Reserves at December 31, 2012:
For accounts with assets at:
Fair value	$-	$3,072	$3,072
Amortized cost/book value	1,013	-	1,013

Subtotal	1,013	3,072	4,085
Nonpolicy liabilities	4	22	26

Total	$1,017	$3,094	$4,111

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$3,072	$3,072
At book value without market value adjustment and current surrender charge of less than 5%	1,013	-	1,013

Subtotal	1,013	3,072	4,085
Nonpolicy liabilities	4	22	26

Total	$1,017	$3,094	$4,111

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary of amounts reported as transfers from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers from separate accounts in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$45	$49	$53
Transfers from separate accounts	(178)	(76)	(84)

Net transfers from separate accounts	$(133)	$(27)	$(31)

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bond conversions and refinancing	$2	$1	$2

15.	Subsequent events

The Company has evaluated subsequent events through February 22, 2013, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2012 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance, LLC

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2012	$1,242,595.82	$	$1,242,595.82	$1,144,981.30	$(97,614.52)	$1,144,981.30	$1,195,404.80
September 30, 2012	2,265,155.66	-	2,265,155.66	2,103,073.10	(162,082.56)	2,103,073.10	2,115,758.98
June 30, 2012	1,884,017.51	-	1,884,017.51	1,845,692.12	(38,325.39)	1,845,692.12	1,521,643.03
March 31, 2012	3,900,635.45	-	3,900,635.45	3,788,244.00	(112,391.45)	3,788,244.00	3,066,813.39
December 31, 2011	3,900,657.97	-	3,900,657.97	3,740,566.23	(160,091.74)	3,740,566.23	3,217,415.48
September 30, 2011	2,070,736.56	-	2,070,736.56	2,014,120.98	(56,615.58)	2,014,120.98	1,664,098.87
June 30, 2011	4,933,708.07	-	4,933,708.07	4,626,546.26	(307,161.81)	4,626,546.26	3,860,445.21
March 31, 2011	3,031,095.16	-	3,031,095.16	2,949,182.01	(81,913.15)	2,949,182.01	2,370,633.14
December 31, 2010	2,843,612.77	-	2,843,612.77	2,795,485.61	(48,127.16)	2,795,485.61	2,189,660.73
September 30, 2010	3,666,522.50	-	3,666,522.50	3,544,040.19	(122,482.31)	3,544,040.19	2,935,439.96
June 30,2010	2,331,449.06	-	2,331,449.06	2,200,016.30	(131,432.76)	2,200,016.30	1,658,548.15
March 31, 2010	3,606,733.30	-	3,606,733.30	3,269,443.64	(337,289.66)	3,269,443.64	2,259,716.96
December 31, 2009	4,888,306.08	-	4,888,306.08	4,101,772.99	(786,533.09)	4,101,772.99	2,994,613.30
September 30, 2009	10,338,098.79	207,960.30	10,546,059.09	9,768,287.29	(777,771.80)	9,768,287.29	6,661,983.49
Totals	$	$207,960.30	$	$	$(3,219,832.98)	$	$

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NQ24	$33,741.29	$-	$33,741.29	$31,897.80	$(1,843.49)	$31,897.80	$32,429.13
76110GE23	379,855.98	-	379,855.98	360,809.81	(19,046.17)	360,809.81	376,655.79
76110GG62	466,444.77	-	466,444.77	434,888.15	(31,556.62)	434,888.15	457,634.64
76110GZQ7	258,956.28	-	258,956.28	229,676.81	(29,279.47)	229,676.81	237,203.61
984582AA4	103,597.50	-	103,597.50	87,708.73	(15,888.77)	87,708.73	91,481.63
Totals	$1,242,595.82	$-	$1,242,595.82	$1,144,981.30	$(97,614.52)	$1,144,981.30	$1,195,404.80

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GR62	$129,768.51	$-	$129,768.51	$125,970.64	$(3,797.87)	$125,970.64	$117,092.08
12669FW82	66,954.77	-	66,954.77	60,058.73	(6,896.04)	60,058.73	53,687.67
22540VG71	22,321.49	-	22,321.49	22,296.68	(24.81)	22,296.68	21,670.88
23332UAC8	54,097.44	-	54,097.44	50,980.50	(3,116.94)	50,980.50	47,831.33
41161PFR9	50,550.63	-	50,550.63	50,360.83	(189.80)	50,360.83	46,717.99
41161PQU0	256,929.69	-	256,929.69	255,923.61	(1,006.08)	255,923.61	234,738.03
41161PSK0	139,934.90	-	139,934.90	138,992.43	(942.47)	138,992.43	125,425.23
45254NPU5	158,997.93	-	158,997.93	146,644.09	(12,353.84)	146,644.09	163,007.23
45660NT96	7,167.60	-	7,167.60	6,938.30	(229.30)	6,938.30	6,742.59
46412AAD4	298,947.30	-	298,947.30	179,411.39	(119,535.91)	179,411.39	269,900.51
589929X29	329,815.01	-	329,815.01	323,458.09	(6,356.92)	323,458.09	304,624.33
61750FAE0	112,949.21	-	112,949.21	111,046.17	(1,903.04)	111,046.17	97,920.25
68383NCA9	250,034.25	-	250,034.25	244,651.40	(5,382.85)	244,651.40	242,762.22
76110GE23	386,686.93	-	386,686.93	386,340.24	(346.69)	386,340.24	383,638.64
Totals	$2,265,155.66	$-	$2,265,155.66	$2,103,073.10	$(162,082.56)	$2,103,073.10	$2,115,758.98

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GS20	$196,456.67	$-	$196,456.67	$193,562.99	$(2,893.68)	$193,562.99	$149,998.92
12669FW82	70,562.41	-	70,562.41	70,253.21	(309.20)	70,253.21	54,418.81
251510FB4	83,436.88	-	83,436.88	82,006.62	(1,430.26)	82,006.62	65,444.98
41161PQU0	269,660.57	-	269,660.57	266,440.59	(3,219.98)	266,440.59	200,381.05
45254NPU5	179,761.01	-	179,761.01	161,991.32	(17,769.69)	161,991.32	142,656.02
45660NQ24	36,415.36	-	36,415.36	36,242.79	(172.57)	36,242.79	29,786.33
45660NT96	7,353.70	-	7,353.70	7,311.57	(42.13)	7,311.57	5,797.35
589929X29	380,460.80	-	380,460.80	374,783.57	(5,677.23)	374,783.57	316,155.76
68383NCA9	264,893.16	-	264,893.16	258,668.42	(6,224.74)	258,668.42	227,654.39
76110GE23	395,016.95	-	395,016.95	394,431.04	(585.91)	394,431.04	329,349.42
Totals	$1,884,017.51	$-	$1,884,017.51	$1,845,692.12	$(38,325.39)	$1,845,692.12	$1,521,643.03

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07325YAB4	$410,142.60	$-	$410,142.60	$379,387.96	$(30,754.64)	$379,387.96	$172,681.54
1248RHAD9	530,737.46	-	530,737.46	507,320.20	(23,417.26)	507,320.20	340,418.00
12667GS20	208,987.00	-	208,987.00	202,305.58	(6,681.42)	202,305.58	160,858.67
12667GWF6	247,905.38	-	247,905.38	239,838.87	(8,066.51)	239,838.87	204,925.34
12669FW82	74,815.10	-	74,815.10	74,185.13	(629.97)	74,185.13	59,409.49
22540VG71	23,485.87	-	23,485.87	23,430.11	(55.76)	23,430.11	22,705.91
23332UAC8	59,401.12	-	59,401.12	58,244.58	(1,156.54)	58,244.58	45,149.21
251510FB4	92,233.64	-	92,233.64	84,863.73	(7,369.91)	84,863.73	69,059.95

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PFR9	$55,897.01	$-	$55,897.01	$53,947.93	$(1,949.08)	$53,947.93	$48,545.15
41161PQU0	280,074.55	-	280,074.55	278,496.68	(1,577.87)	278,496.68	209,699.32
41161PSK0	151,256.70	-	151,256.70	150,154.43	(1,102.27)	150,154.43	109,124.62
45254NPU5	192,140.18	-	192,140.18	183,764.05	(8,376.13)	183,764.05	148,689.45
45660NQ24	37,861.41	-	37,861.41	37,292.96	(568.45)	37,292.96	30,674.51
68383NCA9	287,067.53	-	287,067.53	272,302.44	(14,765.09)	272,302.44	245,539.87
76110GG62	504,889.65	-	504,889.65	504,521.24	(368.41)	504,521.24	493,013.57
76110GV40	393,801.77	-	393,801.77	390,324.35	(3,477.42)	390,324.35	393,737.28
76110GZQ7	283,924.15	-	283,924.15	283,608.53	(315.62)	283,608.53	257,644.32
92922FNW4	66,014.33	-	66,014.33	64,255.23	(1,759.10)	64,255.23	54,937.19
Totals	$3,900,635.45	$-	$3,900,635.45	$3,788,244.00	$(112,391.45)	$3,788,244.00	$3,066,813.39

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2011:
CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
06050HKX5	$51,017.44	$-	$51,017.44	$29,032.93	$(21,984.51)	$29,032.93	$35,662.25
12667GS20	220,382.68	-	220,382.68	215,434.94	(4,947.74)	215,434.94	141,763.75
12667GWF6	272,227.93	-	272,227.93	255,004.43	(17,223.50)	255,004.43	172,870.88
152314MJ6	240,867.90	-	240,867.90	195,062.66	(45,805.24)	195,062.66	205,639.80
22540VG71	24,144.61	-	24,144.61	23,892.44	(252.17)	23,892.44	23,066.42
23332UAC8	62,270.57	-	62,270.57	60,575.18	(1,695.39)	60,575.18	40,839.01
41161PFR9	59,402.54	-	59,402.54	59,223.69	(178.85)	59,223.69	47,324.43
41161PQU0	298,031.66	-	298,031.66	290,248.64	(7,783.02)	290,248.64	198,451.48
41161PSK0	156,889.45	-	156,889.45	154,301.19	(2,588.26)	154,301.19	116,566.01
45254NPU5	201,367.77	-	201,367.77	195,146.89	(6,220.88)	195,146.89	154,664.98
45660LCN7	101,750.29	-	101,750.29	99,330.85	(2,419.44)	99,330.85	80,643.92
45660NQ24	38,699.82	-	38,699.82	38,694.38	(5.44)	38,694.38	28,394.03
589929X29	397,423.84	-	397,423.84	396,229.47	(1,194.37)	396,229.47	332,683.88
76110GE23	441,834.01	-	441,834.01	436,308.43	(5,525.58)	436,308.43	402,975.43
76110GG62	517,560.45	-	517,560.45	514,464.57	(3,095.88)	514,464.57	502,419.26
76110GV40	423,503.74	-	423,503.74	402,058.78	(21,444.96)	402,058.78	398,945.92
76110GZQ7	307,245.86	-	307,245.86	296,240.28	(11,005.58)	296,240.28	270,023.78
86359AEH2	15,953.65	-	15,953.65	10,562.07	(5,391.58)	10,562.07	11,925.89
92922FNW4	70,083.76	-	70,083.76	68,754.41	(1,329.35)	68,754.41	52,554.36
Totals	$3,900,657.97	$-	$3,900,657.97	$3,740,566.23	$(160,091.74)	$3,740,566.23	$3,217,415.48

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2011:
CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
06050HKX5	$73,054.33	$-	$73,054.33	$51,541.03	$(21,513.30)	$51,541.03	$35,591.62
12667GS20	237,058.73	-	237,058.73	225,678.51	(11,380.22)	225,678.51	148,133.23
12667GWF6	293,988.28	-	293,988.28	283,443.39	(10,544.89)	283,443.39	195,539.90
12669FW82	79,851.70	-	79,851.70	79,231.97	(619.73)	79,231.97	64,154.15
22540VG71	24,448.70	-	24,448.70	24,363.07	(85.63)	24,363.07	23,249.86
22540VY55	24,708.05	-	24,708.05	24,419.97	(288.08)	24,419.97	20,005.77

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
251510FB4	$98,308.52	$-	$98,308.52	$96,817.16	$(1,491.36)	$96,817.16	$78,739.20
41161PFR9	60,780.44	-	60,780.44	60,357.37	(423.07)	60,357.37	49,165.34
41161PSK0	163,858.19	-	163,858.19	163,112.74	(745.45)	163,112.74	125,268.00
45254NPU5	207,179.28	-	207,179.28	204,146.14	(3,033.14)	204,146.14	156,143.79
45660NQ24	39,488.75	-	39,488.75	38,913.01	(575.74)	38,913.01	29,308.54
65106FAG7	20,164.26	-	20,164.26	15,722.89	(4,441.37)	15,722.89	58,370.00
76110GV40	434,540.54	-	434,540.54	433,536.95	(1,003.59)	433,536.95	407,928.52
76110GZQ7	313,306.79	-	313,306.79	312,836.78	(470.01)	312,836.78	272,500.95
Totals	$2,070,736.56	$-	$2,070,736.56	$2,014,120.98	$(56,615.58)	$2,014,120.98	$1,664,098.87

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2011:
CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
06050HKX5	$77,717.59	$-	$77,717.59	$73,955.07	$(3,762.52)	$73,955.07	$37,632.77
1248RHAD9	591,061.86	-	591,061.86	512,305.02	(78,756.84)	512,305.02	353,044.00
12667GR62	161,682.89	-	161,682.89	159,026.49	(2,656.40)	159,026.49	117,046.98
12667GS20	250,118.17	-	250,118.17	242,958.52	(7,159.65)	242,958.52	163,151.18
12667GWF6	322,424.45	-	322,424.45	301,471.41	(20,953.04)	301,471.41	228,660.11
12669FVD2	104,454.41	-	104,454.41	98,456.96	(5,997.45)	98,456.96	100,554.18
12669FW82	84,076.32	-	84,076.32	80,839.23	(3,237.09)	80,839.23	64,797.26
41161PFR9	62,597.15	-	62,597.15	61,111.04	(1,486.11)	61,111.04	53,862.17
41161PQU0	313,915.99	-	313,915.99	310,455.45	(3,460.54)	310,455.45	247,325.41
41161PSK0	167,162.20	-	167,162.20	166,560.42	(601.78)	166,560.42	133,267.80
45254NPU5	218,282.82	-	218,282.82	210,403.94	(7,878.88)	210,403.94	158,644.92
45660NQ24	40,397.65	-	40,397.65	39,889.06	(508.59)	39,889.06	32,443.68
61750FAE0	107,982.99	-	107,982.99	101,558.28	(6,424.71)	101,558.28	92,154.75
76110GE23	457,357.04	-	457,357.04	451,735.74	(5,621.30)	451,735.74	383,775.05
76110GV40	474,244.05	-	474,244.05	449,742.81	(24,501.24)	449,742.81	423,776.28
76110GZQ7	330,886.88	-	330,886.88	328,537.26	(2,349.62)	328,537.26	285,305.89
76110GZR5	240,945.04	-	240,945.04	197,837.05	(43,107.99)	197,837.05	203,958.57
80557BAC8	558,983.94	-	558,983.94	526,365.30	(32,618.64)	526,365.30	473,890.00
86358RA23	298,143.06	-	298,143.06	294,253.56	(3,889.50)	294,253.56	257,460.78
86358RL88	46,923.25	-	46,923.25	12,038.89	(34,884.36)	12,038.89	25,347.07
86358RUQ8	24,350.32	-	24,350.32	7,044.76	(17,305.56)	7,044.76	24,346.36
Totals	$4,933,708.07	$-	$4,933,708.07	$4,626,546.26	$(307,161.81)	$4,626,546.26	$3,860,445.21

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2011:
CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
06050HKX5	$82,430.64	$-	$82,430.64	$78,392.02	$(4,038.62)	$78,392.02	$38,846.52
12667GR62	177,163.99	-	177,163.99	167,530.70	(9,633.29)	167,530.70	127,621.81
12667GS20	262,061.96	-	262,061.96	258,101.70	(3,960.26)	258,101.70	172,746.21
12667GWF6	339,824.83	-	339,824.83	332,867.15	(6,957.68)	332,867.15	237,627.68
12669FW82	86,178.33	-	86,178.33	85,646.27	(532.06)	85,646.27	56,691.26
152314MJ6	323,305.82	-	323,305.82	295,615.48	(27,690.34)	295,615.48	286,569.23
41161PQU0	329,014.36	-	329,014.36	320,042.04	(8,972.32)	320,042.04	261,097.24

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NPU5	$223,644.86	$-	$223,644.86	$222,401.73	$(1,243.13)	$222,401.73	$163,297.34
61750FAE0	112,606.25	-	112,606.25	106,763.14	(5,843.11)	106,763.14	101,893.00
68383NCA9	330,251.70	-	330,251.70	324,130.81	(6,120.89)	324,130.81	235,327.37
76110GV40	489,041.93	-	489,041.93	487,830.33	(1,211.60)	487,830.33	434,867.33
76110GZR5	246,682.90	-	246,682.90	245,366.81	(1,316.09)	245,366.81	228,956.83
86358RUQ8	28,887.59	-	28,887.59	24,493.83	(4,393.76)	24,493.83	25,091.32
Totals	$3,031,095.16	$-	$3,031,095.16	$2,949,182.01	$(81,913.15)	$2,949,182.01	$2,370,633.14

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:
CUSIPS	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GR62	$188,017.70	$-	$188,017.70	$180,339.62	$(7,678.08)	$180,339.62	$132,490.63
12667GS20	276,335.44	-	276,335.44	272,206.94	(4,128.50)	272,206.94	178,434.19
12667GWF6	352,694.28	-	352,694.28	348,907.42	(3,786.86)	348,907.42	253,132.08
41161PFR9	66,893.84	-	66,893.84	66,857.20	(36.64)	66,857.20	52,383.83
41161PQU0	349,784.52	-	349,784.52	337,936.44	(11,848.08)	337,936.44	252,777.23
45254NPU5	231,028.25	-	231,028.25	229,395.42	(1,632.83)	229,395.42	167,356.60
45660LCN7	124,469.55	-	124,469.55	118,097.88	(6,371.67)	118,097.88	93,323.79
61750FAE0	112,613.40	-	112,613.40	112,307.99	(305.41)	112,307.99	101,696.75
68383NCA9	344,668.84	-	344,668.84	344,136.56	(532.28)	344,136.56	242,356.48
76110GV40	501,971.79	-	501,971.79	500,911.13	(1,060.66)	500,911.13	445,205.17
76110GZR5	257,287.83	-	257,287.83	255,047.45	(2,240.38)	255,047.45	245,588.19
86358RUQ8	37,847.33	-	37,847.33	29,341.56	(8,505.77)	29,341.56	24,915.79
Totals	$2,843,612.77	$-	$2,843,612.77	$2,795,485.61	$(48,127.16)	$2,795,485.61	$2,189,660.73

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$6,694.15	$-	$6,694.15	$6,424.55	$(269.60)	$6,424.55	$5,172.18
06050HKY3	1,744.67	-	1,744.67	1,260.76	(483.91)	1,260.76	28,892.43
12667GR62	197,432.80	-	197,432.80	193,481.68	(3,951.12)	193,481.68	131,786.60
12667GS20	288,829.72	-	288,829.72	284,748.85	(4,080.87)	284,748.85	176,676.64
12667GWF6	388,554.95	-	388,554.95	356,180.26	(32,374.69)	356,180.26	237,504.74
12669EH33	20,722.94	-	20,722.94	19,482.30	(1,240.64)	19,482.30	17,368.51
12669FW82	93,926.76	-	93,926.76	90,384.29	(3,542.47)	90,384.29	60,989.79
22540VG71	26,311.24	-	26,311.24	26,015.09	(296.15)	26,015.09	24,400.18
22541NFL8	337,698.01	-	337,698.01	342,575.15	4,877.14	342,575.15	383,854.56
23332UAC8	75,417.48	-	75,417.48	74,660.80	(756.68)	74,660.80	51,347.86
251510FB4	118,057.35	-	118,057.35	110,106.59	(7,950.76)	110,106.59	92,394.80
41161PQU0	368,748.24	-	368,748.24	355,633.54	(13,114.70)	355,633.54	245,135.48
45254NKD8	692.12	-	692.12	-	(692.12)	-	-
45254NPU5	240,878.77	-	240,878.77	236,289.36	(4,589.41)	236,289.36	170,829.40
45660LCN7	130,584.00	-	130,584.00	128,448.77	(2,135.23)	128,448.77	81,236.33
45660NT96	9,163.02	-	9,163.02	9,018.92	(144.10)	9,018.92	7,221.00
589929X29	527,194.43	-	527,194.43	492,749.66	(34,444.77)	492,749.66	426,365.50
68383NCA9	361,702.90	-	361,702.90	358,656.40	(3,046.50)	358,656.40	250,474.53

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GZR5	$264,370.47	$-	$264,370.47	$263,313.00	$(1,057.47)	$263,313.00	$259,259.95
79549AYA1	131,269.79	-	131,269.79	120,401.81	(10,867.98)	120,401.81	130,702.00
86358RLG0	4,711.47	-	4,711.47	3,445.64	(1,265.83)	3,445.64	13,891.64
86359AEH2	17,501.08	-	17,501.08	17,491.24	(9.84)	17,491.24	84,460.15
86359ANH2	54,316.14	-	54,316.14	53,271.53	(1,044.61)	53,271.53	55,475.69
Totals	$3,666,522.50	$-	$3,666,522.50	$3,544,040.19	$(122,482.31)	$3,544,040.19	$2,935,439.96

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GWF6	$388,945.85	$-	$388,945.85	$383,588.88	$(5,356.97)	$383,588.88	$195,107.45
12669EH33	21,077.49	-	21,077.49	20,481.30	(596.19)	20,481.30	15,744.79
12669FW82	95,325.75	-	95,325.75	94,312.57	(1,013.18)	94,312.57	69,551.17
251510FB4	124,752.41	-	124,752.41	118,770.49	(5,981.92)	118,770.49	93,591.72
589929X29	523,837.75	-	523,837.75	522,722.69	(1,115.06)	522,722.69	349,167.18
76110GV40	534,433.02	-	534,433.02	526,241.37	(8,191.65)	526,241.37	478,513.02
76110GZR5	276,725.79	-	276,725.79	267,642.14	(9,083.65)	267,642.14	256,496.32
79549AYA1	153,256.29	-	153,256.29	136,811.06	(16,445.23)	136,811.06	85,528.75
86358RLG0	20,536.97	-	20,536.97	7,659.09	(12,877.88)	7,659.09	14,025.96
86358RUQ8	38,843.48	-	38,843.48	38,391.98	(451.50)	38,391.98	23,586.48
86359AEH2	98,791.17	-	98,791.17	28,920.03	(69,871.14)	28,920.03	22,078.77
86359ANH2	54,923.09	-	54,923.09	54,474.70	(448.39)	54,474.70	55,156.54
Totals	$2,331,449.06	$-	$2,331,449.06	$2,200,016.30	$(131,432.76)	$2,200,016.30	$1,658,548.15

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$6,843.02	$-	$6,843.02	$6,737.55	$(105.47)	$6,737.55	$4,909.81
06050HKX5	96,122.63	-	96,122.63	84,523.93	(11,598.70)	84,523.93	45,908.59
06050HKY3	81,424.31	-	81,424.31	3,200.94	(78,223.37)	3,200.94	25,340.60
12667GR62	215,955.51	-	215,955.51	207,412.30	(8,543.21)	207,412.30	129,617.85
12667GS20	304,489.89	-	304,489.89	296,921.41	(7,568.48)	296,921.41	171,538.40
12667GWF6	425,337.18	-	425,337.18	406,372.47	(18,964.71)	406,372.47	203,178.44
12669EH33	24,313.40	-	24,313.40	24,090.81	(222.59)	24,090.81	18,403.05
12669FW82	102,366.14	-	102,366.14	98,230.33	(4,135.81)	98,230.33	70,949.48
22540VG71	29,592.14	-	29,592.14	27,697.74	(1,894.40)	27,697.74	24,225.07
22541NFL8	400,752.47	-	400,752.47	361,974.31	(38,778.16)	361,974.31	373,101.78
23332UAC8	83,022.50	-	83,022.50	79,790.89	(3,231.61)	79,790.89	52,486.30
251510FB4	133,995.12	-	133,995.12	131,441.97	(2,553.15)	131,441.97	100,874.68
41161PQU0	387,292.05	-	387,292.05	379,715.70	(7,576.35)	379,715.70	241,635.95
45254NKD8	95,835.40	-	95,835.40	94,293.56	(1,541.84)	94,293.56	78,754.85
45254NPU5	256,989.37	-	256,989.37	256,422.74	(566.63)	256,422.74	171,655.76
45660LCN7	152,222.81	-	152,222.81	138,074.61	(14,148.20)	138,074.61	80,941.57
45660NT96	11,603.17	-	11,603.17	9,872.61	(1,730.56)	9,872.61	6,802.14
576433GW0	71,414.89	-	71,414.89	32,166.12	(39,248.77)	32,166.12	21,801.90

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
669884AF5	$997.49	$-	$997.49	$892.47	$(105.02)	$892.47	$2,522.34
68383NCA9	390,026.01	-	390,026.01	387,656.96	(2,369.05)	387,656.96	267,649.61
79549AYA1	184,513.43	-	184,513.43	158,622.29	(25,891.14)	158,622.29	86,161.19
86358RLG0	59,896.66	-	59,896.66	24,498.54	(35,398.12)	24,498.54	27,300.91
86358RSJ7	32,846.86	-	32,846.86	1,314.39	(31,532.47)	1,314.39	10,283.45
86359ANH2	58,880.85	-	58,880.85	57,519.00	(1,361.85)	57,519.00	43,673.24
Totals	$3,606,733.30	$-	$3,606,733.30	$3,269,443.64	$(337,289.66)	$3,269,443.64	$2,259,716.96

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$209,273.05	$-	$209,273.05	$40,279.19	$(168,993.86)	$40,279.19	$82,906.07
1248RHAD9	569,584.07	-	569,584.07	539,400.00	(30,184.07)	539,400.00	329,629.60
12667GR62	226,499.07	-	226,499.07	224,965.14	(1,533.93)	224,965.14	131,831.32
12667GS20	313,777.83	-	313,777.83	311,969.93	(1,807.90)	311,969.93	174,672.79
12667GWF6	435,837.20	-	435,837.20	433,299.54	(2,537.66)	433,299.54	223,869.30
12669EH33	24,752.49	-	24,752.49	24,318.42	(434.07)	24,318.42	18,215.08
12669FVD2	122,585.47	-	122,585.47	122,477.08	(108.39)	122,477.08	115,480.67
22541QJR4	350,062.55	-	350,062.55	101,471.14	(248,591.41)	101,471.14	145,905.99
40431KAE0	133,310.75	-	133,310.75	128,250.00	(5,060.75)	128,250.00	116,051.05
41161PQU0	399,085.12	-	399,085.12	395,514.22	(3,570.90)	395,514.22	229,197.03
45254NPU5	265,550.75	-	265,550.75	265,577.55	26.80	265,577.55	151,941.17
46412AAD4	265,639.55	-	265,639.55	264,000.00	(1,639.55)	264,000.00	237,721.00
576433GW0	97,465.21	-	97,465.21	71,696.93	(25,768.28)	71,696.93	24,617.15
61750FAE0	119,291.72	-	119,291.72	109,625.00	(9,666.72)	109,625.00	87,403.93
61755FAE5	2,627.68	-	2,627.68	1,280.00	(1,347.68)	1,280.00	7,905.52
65106FAG7	35,638.67	-	35,638.67	18,500.00	(17,138.67)	18,500.00	62,740.60
669884AF5	2,314.30	-	2,314.30	1,350.00	(964.30)	1,350.00	2,439.66
75971EAK2	20,285.88	-	20,285.88	17,850.00	(2,435.88)	17,850.00	49,505.75
76110GJ85	546,347.58	-	546,347.58	518,318.57	(28,029.01)	518,318.57	432,917.67
79549ASM2	99,953.43	-	99,953.43	101,743.92	1,790.49	101,743.92	67,961.60
79549AYA1	191,927.41	-	191,927.41	188,981.58	(2,945.83)	188,981.58	86,302.26
86358RUR6	32,286.17	-	32,286.17	1,923.59	(30,362.58)	1,923.59	5,767.57
86359A6A6	268,863.48	-	268,863.48	119,256.44	(149,607.04)	119,256.44	188,774.34
86359AEH2	155,346.65	-	155,346.65	99,724.75	(55,621.90)	99,724.75	20,856.18
Totals	$4,888,306.08	$-	$4,888,306.08	$4,101,772.99	$(786,533.09)	$4,101,772.99	$2,994,613.30

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
06050HKY3	$50,529.68	$28,694.35	$79,224.03	$81,395.32	$2,171.29	$81,395.32	$25,750.87
07384MS60	106,631.74	(13,457.03)	93,174.71	92,853.58	(321.13)	92,853.58	78,118.69
1248RHAD9	592,114.02	67,182.93	659,296.95	575,228.02	(84,068.93)	575,228.02	321,725.40

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GR62	$247,827.70	$(15,340.04)	$232,487.66	$231,226.34	$(1,261.32)	$231,226.34	$132,307.76
12667GS20	336,947.49	(16,080.96)	320,866.53	319,449.67	(1,416.86)	319,449.67	182,305.34
12667GWF6	505,139.36	(36,629.93)	468,509.43	447,001.98	(21,507.45)	447,001.98	272,934.88
126684AC3	481,031.83	7,432.40	488,464.23	330,113.04	(158,351.19)	330,113.04	356,009.66
12669FP23	71,393.13	(8,232.96)	63,160.17	42,897.29	(20,262.88)	42,897.29	59,791.95
12669FVD2	142,902.26	(8,411.86)	134,490.40	131,679.43	(2,810.97)	131,679.43	118,028.85
12669FW82	109,143.94	(1,351.64)	107,792.30	107,040.61	(751.69)	107,040.61	73,052.87
22541NBT5	247,340.52	101,410.48	348,751.00	327,047.76	(21,703.24)	327,047.76	197,830.23
22541NFL8	425,287.22	(10,464.13)	414,823.09	414,823.09	-	414,823.09	190,708.33
22541QJR4	208,460.53	150,860.19	359,320.72	361,940.30	2,619.58	361,940.30	165,984.17
23332UAC8	86,710.28	(982.25)	85,728.03	85,597.96	(130.07)	85,597.96	49,090.56
251510FB4	165,030.97	(6,323.00)	158,707.97	145,281.00	(13,426.97)	145,281.00	103,830.06
40431KAE0	165,141.89	(5,756.85)	159,385.04	133,310.75	(26,074.29)	133,310.75	101,841.98
41161PFR9	83,786.38	(2,134.53)	81,651.85	81,636.57	(15.28)	81,636.57	52,964.87
41161PQU0	421,088.07	(14,282.88)	406,805.19	403,491.54	(3,313.65)	403,491.54	225,388.82
45254NKD8	103,032.36	-	103,032.36	102,629.64	(402.72)	102,629.64	66,210.43
45254NPU5	279,260.29	(2,589.02)	276,671.27	276,442.46	(228.81)	276,442.46	157,083.91
45660LCN7	176,865.67	(10,755.81)	166,109.86	164,853.35	(1,256.51)	164,853.35	79,182.85
45660NQ24	52,303.61	(3,113.71)	49,189.90	49,200.36	10.46	49,200.36	33,674.55
45660NT96	12,994.94	-	12,994.94	12,846.96	(147.98)	12,846.96	8,178.77
46412AAD4	288,126.40	(22,486.85)	265,639.55	265,639.55	-	265,639.55	210,149.50
61750FAE0	141,946.29	1,012.36	142,958.65	119,291.72	(23,666.93)	119,291.72	81,362.80
61755FAE5	7,149.11	(5,160.76)	1,988.35	2,627.68	639.33	2,627.68	2,051.12
65106FAG7	107,752.94	(7,443.63)	100,309.31	35,638.67	(64,670.64)	35,638.67	58,612.70
669884AF5	45,262.13	(38,415.47)	6,846.66	2,314.30	(4,532.36)	2,314.30	7,803.18
68383NCA9	435,252.51	(7,492.00)	427,760.51	417,589.96	(10,170.55)	417,589.96	278,269.12
75406AAB5	444,770.19	(5,601.97)	439,168.22	426,737.28	(12,430.94)	426,737.28	320,459.90
75971EAK2	51,519.14	(11,349.12)	40,170.02	20,285.88	(19,884.14)	20,285.88	53,107.25
76110GG62	640,399.34	(7,589.41)	632,809.93	632,809.93	-	632,809.93	498,118.34
76110GG70	425,247.01	(40,501.92)	384,745.09	384,859.50	114.41	384,859.50	335,315.43
76110GJ85	565,248.31	(10,829.57)	554,418.74	554,418.74	-	554,418.74	483,783.78
76110GZQ7	388,898.46	(4,213.90)	384,684.56	384,684.57	0.01	384,684.57	338,916.79
76110GZR5	300,982.74	(2,790.90)	298,191.84	298,240.98	49.14	298,240.98	270,914.17
79549AYA1	91,487.65	112,841.72	204,329.37	206,044.42	1,715.05	206,044.42	87,854.83
80557BAC8	816,524.56	(12,517.60)	804,006.96	541,373.82	(262,633.14)	541,373.82	282,700.00
86358RL88	54,881.83	(7,238.94)	47,642.89	47,642.89	-	47,642.89	31,104.91
86358RLG0	39,783.15	19,941.93	59,725.08	61,269.75	1,544.67	61,269.75	28,035.38
86358RUR6	11,592.70	23,285.16	34,877.86	35,229.81	351.95	35,229.81	6,523.75
86359AEH2	110,752.81	45,507.22	156,260.03	165,272.27	9,012.24	165,272.27	21,406.75
86359ANH2	68,740.97	-	68,740.97	67,687.53	(1,053.44)	67,687.53	50,611.35
984582AA4	219,810.32	(4,681.88)	215,128.44	178,649.96	(36,478.48)	178,649.96	152,084.14
984582AB2	11,006.35	(5,987.92)	5,018.43	1,991.06	(3,027.37)	1,991.06	10,802.50
Totals	$10,338,098.79	$207,960.30	$10,546,059.09	$9,768,287.29	$(777,771.80)	$9,768,287.29	$6,661,983.49

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of MML Bay State Life Insurance Company, establishing the Separate Account — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6 (File No. 033-19605) filed April 24, 1998

Exhibit (b)	Not Applicable

Exhibit (c)	i	Underwriting and Servicing Agreement dated March 1, 1996 by and between MML Investors Services, Inc. and MML Bay State Life Insurance Company on behalf of MML Bay State Life Variable Life Separate Account I — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-6 (File No. 033-82060) filed April 25, 2012

		a.	Amendments 1, 2, 3, 4, 5 and 6 dated August 15, 1997, December 15, 1997, April 1, 2002, December 31, 2006, March 31, 2007 and March 31, 2008 to MMLISI Underwriting Agreement — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-6 (File No. 033-82060) filed April 25, 2012

	ii.	Form of Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 033-82060) filed April 29, 1996

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6 (File No. 033-19605) filed April 24, 1998

	ii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6 (File No. 033-82060) filed February 4, 2005

	iii.	Form of Accidental Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6 (File No. 033-23126) filed December 21, 2006

	iv.	Form of Waiver of Monthly Charges Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6 (File No. 033-23126) filed December 21, 2006

	v.	Form of Insurability Protection Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6 (File No. 033-23126) filed December 21, 2006

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6 (File No. 033-19605) filed April 24, 1998

Exhibit (f)	i.	Amended and Restated Certificate of Incorporation of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6 (File No. 033-19605) filed April 24, 1998

	ii.	By-Laws of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6 (File No. 033-19605) filed April 24, 1998

Exhibit (g)	Reinsurance Contracts

	i.	Employers Reassurance Corporation (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company)

		a.	Automatic and Facultative YRT Agreement dated January 1, 1999 and amendments effective January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, July 1, 2001, February 29, 2004, April 10, 2006 and September 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-6 (File No. 033-19605) filed April 25, 2012

1. Amendments effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-49457) filed on or about April 23, 2013

	ii.	Munich American Reassurance (and MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company)

		a.	Automatic and Facultative YRT Agreement dated January 1, 1999 and amendments effective January 1, 1999, January 1, 1999 and January 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-6 (File No. 033-19605) filed April 25, 2012

			1.	Amendments dated October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-6 (File No. 033-82060) filed April 25, 2012

			2.	Amendments dated September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

			3.	Amendment dated August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2011

			4.	Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 24, 2012

			5.	Amendments dated January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			6.	Amendments effective January 1, 1999 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

	iii.	RGA Reinsurance Company/Allianz Life Insurance Company of North America (and MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company)

		a.	Automatic and Facultative YRT Agreement dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-6 (File No. 033-19605) filed April 25, 2012

			1.	Amendments dated January 1, 2002, September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 333-50410) filed April 26, 2011

			2.	Amendment dated August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2011

			3.	Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 24, 2012

			4.	Amendments dated January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

			5.	RGA Reinsurance Company / Allianz amendments effective January 1, 2012 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed on or about April 23, 2013

Exhibit (h)	i.	Participation Agreements:

		a.	MML Funds

			a1.	MML Series Investment Fund (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Participation Agreement dated November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 2-39334) filed August 22, 2007

				i.	First Amendment — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

				ii.	Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

				iii.	Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

				iv.	Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A (File No. 2-39334) filed March 2, 2011

				v.	Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 2-39334) filed March 1, 2013

		b.	MML II Funds

			b1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-122804) filed April 30, 2008

			i.	First Amendment — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

			ii.	Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

			iii.	Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

			iv.	Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 333-122804) filed March 2, 2011

			v.	Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

			vi.	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (File No. 333-122804) filed March 1, 2013

	c.	Oppenheimer Funds

		c1.	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007 (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

			i.	Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, (File No. 333-150916) filed April 28, 2009

			ii.	Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

			iii.	Amendment No. 3 effective October 13, 2010 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

	d.	T. Rowe Price Funds

		d1.	Participation Agreement dated as of April 28, 1999 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 033-82060) filed April 28, 2008

			i.	Amendment effective as of August 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6 (File No. 033-82060) filed April 28, 2008

			ii.	Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

			iii.	Amendment effective March 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 (File No. 033-82060) filed on or about April 25, 2013

ii.	Shareholder Information Agreements

	a.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	b.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	c.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

	d.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-6 (File No. 033-19605) filed April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	(ii)	Powers of Attorney Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 033-61679) filed April, 25, 2012 for:

Gregory Deavens

Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6 (File No. 333-49457) filed April 28, 2010 for:

	Roger W. Crandall	Michael T. Rollings

	Mark Roellig	Norman A. Smith

Michael R. Fanning

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 22, 2013, describing MML Bay State Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-150916) filed April 23, 2013

*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of MML Bay State Life Insurance Company
Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors, as referenced above):
Gregory Deavens, Senior Vice President and Controller (principal accounting officer) 1295 State Street Springfield, MA 01111

Todd G. Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 5 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on or about April 23, 2013.

Item 29. Indemnification

MML Bay State directors and officers are indemnified under Article V of the by-laws of MML Bay State, as set forth below.

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

“Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

MML Bay State Variable Life Separate Account I

MML Bay State Variable Annuity Separate Account 1

Panorama Plus Separate Account

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

MassMutual Premier Funds

MassMutual Select-Funds

Certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts/policies that utilize the following registered separate accounts of the Hartford Life Insurance Company:

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b)	MML Investors Services, LLC is the principal underwriter for the policies. The following people are officers and directors of MML Investors Services, LLC:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

AML Compliance Officer

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer, Agency Vice President	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

Name	Commissions	Other Compensation
MML Distributors, LLC	$3,865	$15,733
MML Investors Services, LLC	$407,511	$476,434

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 30 to Registration Statement No. 033-19605 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 22nd day of April, 2013.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
MML Bay State Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 30 to Registration Statement No. 033-19605 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 22, 2013
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 22, 2013
Michael T. Rollings

GREGORY DEAVENS*	Controller (principal accounting officer)	April 22, 2013
Gregory Deavens

MARK ROELLIG*	Director	April 22, 2013
Mark Roellig

MICHAEL R. FANNING*	Director	April 22, 2013
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 22, 2013
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP